As filed with the Securities and Exchange Commission on January 16, 2009

No. 333-147622
No. 811-22148

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 5	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☒

Amendment No. 6	☒

(Check appropriate box or boxes)

PowerShares Actively Managed Exchange-Traded Fund Trust
(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road
Wheaton, IL 60187
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (800) 983-0903

H. Bruce Bond 301 West Roosevelt Road Wheaton, IL 60187 (Name and Address of Agent for Service)	With a copy to: Stuart M. Strauss Clifford Chance US LLP 31 West 52nd Street New York, NY 10019

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on [date] pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on [date] pursuant to paragraph (a) of Rule 485.

☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐	on [date] pursuant to paragraph (a) of Rule 485.

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated January 16, 2009

PowerShares Actively Managed
Exchange-Traded Fund Trust

PowerShares Prime Non-Agency RMBS Opportunity Fund	-
PowerShares Alt-A Non-Agency RMBS Opportunity Fund	-

PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”) is a registered investment company that currently consists of seven separate actively managed exchange-traded funds (“ETFs”).  Additional funds may be offered in the future.  This Prospectus relates to the PowerShares Prime Non-Agency RMBS Opportunity Fund and PowerShares Alt-A Non-Agency RMBS Opportunity Fund (each a “Fund” and, together, the “Funds”).

The Funds anticipate that their shares (the “Shares”) will be listed on NYSE Arca, Inc. (“NYSE Arca”).  The market prices for the Shares may be different from their net asset value (“NAV”).  The Funds will issue and redeem Shares only in large blocks consisting of [50,000] Shares (“Creation Units”).

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Unlike conventional ETFs, the Funds are not index funds.  The Funds are actively managed and do not seek to replicate the performance of a specified index.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.  Any representation to the contrary is a criminal offense.

Prospectus Dated                    , 2009

NOT FEDERAL DEPOSIT INSURANCE

CORPORATION (“FDIC”) INSURED. MAY LOSE VALUE.

NO BANK GUARANTEE.

TABLE OF CONTENTS

Introduction – PowerShares Actively Managed Exchange-Traded Fund Trust	1
PowerShares Prime Non-Agency RMBS Opportunity Fund	2
PowerShares Alt-A Non-Agency RMBS Opportunity Fund	9
Additional Information	15
Additional Risks	15
Portfolio Holdings	17
Management of the Fund	17
How to Buy and Sell Shares	19
Frequent Purchases and Redemptions of Fund Shares	20
Creations, Redemptions and Transaction Fees	20
Dividends, Distributions and Taxes	22
Distributor	24
Net Asset Value	24
Fund Service Providers	25
Other Information	25

Introduction – PowerShares Actively Managed Exchange-Traded Fund Trust

The Trust is an investment company consisting of seven separate ETFs. Invesco PowerShares Capital Management LLC (the “Adviser”) is the investment adviser for the Funds.

Invesco Institutional (N.A.), Inc. (“Invesco Institutional”) is the Funds’ primary investment sub-adviser (and together with the affiliated sub-advisers, the “Sub-Advisers”).  See “Management of the Fund” for a more detailed description of the sub-advisory arrangement.  PowerShares Prime Non-Agency RMBS Opportunity Fund has an investment objective of total return.  It seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in non-agency mortgage-backed securities collateralized by pools of Prime residential mortgage loans.  PowerShares Alt-A Non-Agency RMBS Opportunity Fund has an investment objective of total return.  It seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in non-agency mortgage-backed securities collateralized by pools of Alternative-A (“Alt-A”) residential mortgage loans.

The Funds anticipate that their Shares will be listed on the NYSE Arca at market prices that may differ to some degree from the NAV of the Shares.  Unlike conventional mutual funds, the Funds will issue and redeem Shares on a continuous basis, at NAV, only in a large specified number of Shares called a “Creation Unit.”  Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

PowerShares Prime Non-Agency RMBS Opportunity Fund

Investment Objective, Strategies and Risks

Investment Objective

The Fund’s investment objective is total return.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in non-agency mortgage-backed securities collateralized by pools of Prime residential mortgage loans.  “Non-agency” mortgage backed-securities represent pools of mortgage loans assembled for sale to investors by non-government entities such as commercial banks, savings and loan associations and specialty finance companies.  Prime mortgage loans may also be categorized as “agency.”  Agency loans represent pools of mortgage loans assembled for sale to investors by government sponsors such as the Government National Mortgage Association (“Ginnie Mae”) and government-related sponsors such as the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Agency loans have balances that fall within the limits set by the Office of Federal Housing Enterprise Oversight (“OFHEO”) and collateralize securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac.  Non-agency loans have balances that may or may not fall within the limits set by OFHEO and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac.  Residential mortgage loans are primarily classified into one of the following three categories based on the risk profile of the borrower and the property:  Prime, Alt-A and Sub-prime.  Prime residential mortgage loans are generally extended to borrowers with strong credit histories and therefore exhibit a relatively low risk profile as compared to Alt-A and Sub-prime mortgage loans, which are generally made to borrowers unable to qualify for Prime mortgage loans and generally have a higher rate of default than Prime mortgage loans.  The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

As a result of aggressive mortgage lending practices, declining home prices and a faltering economy, mortgage loan performance has deteriorated significantly over the last two years.  These factors have combined to result in the failure of many mortgage loan originators and financial institutions with sizeable mortgage exposure.  As holders of residential mortgage-backed securities have come under pressure and systematic deleveraging has taken place, forced sales of mortgage-backed securities collateralized by pools of Prime residential mortgage loans have pushed, in our view, the prices of many Prime residential mortgage-backed securities well below fundamental values implied by conservative cash flow projections.  Even super-senior and senior tranche Prime mortgage-backed securities (as defined below), which generally have first right to principal and interest payments and are the last to sustain losses, have been severely impacted despite significant credit enhancement.  As a result, the Sub-Advisers believe there are significant opportunities for total return through a combination of realization of capital appreciation and income by investing in discounted super-senior and senior tranche Prime mortgage-backed securities.

Selection of Investments

The Fund selects its investments from a universe of mortgage-backed securities collateralized by pools of Prime residential mortgage loans as categorized by a leading third-party data and software provider for mortgage-backed securities analyses.  Generally, mortgage-backed securities are

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divided into tranches that receive cash flows based on strict payment rules.  The structure of mortgage-backed securities vary from one issue to another in the quantity and relative sizes of collateral groups, tranching and naming convention.  The Fund invests in the most senior tranches of mortgage-backed securities collateralized by pools of Prime residential mortgage loans.  The Fund will purchase only those tranches that have the highest priority to cash flows from the related collateral pool.  These tranches may generally be referred to as “super-senior” or “senior,” depending on whether the tranche has mezzanine senior bonds subordinate to it.  The Fund will not invest in mezzanine or junior tranches.  Super-senior and senior tranches generally have the first right to receive principal and interest payments generated by the mortgage loans, are the last tranches to incur principal losses resulting from loan defaults and are generally rated “AAA” or its equivalent at the time of issuance by one or more of Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”).

In constructing the portfolio, the Sub-Advisers rely on rigorous quantitative and qualitative analysis to evaluate the characteristics of the Prime residential mortgage-backed securities in which the Fund invests.  The Sub-Advisers utilize proprietary and third-party mortgage-related security and portfolio management tools in constructing and monitoring the Fund’s portfolio.  These tools include an in-depth analysis of factors that influence the Prime residential mortgage-backed securities universe, including, among others, (1) fundamental market and sector review; (2) cash flow analysis; (3) disciplined security selection; (4) controlled risk exposure; and (5) projected prepayment, default and loss severity rates.  The Fund intends to capitalize on the market knowledge and ready access to data across the mortgage-backed securities market that the Sub-Advisers have obtained through their established platform in seeking to acquire Prime residential mortgage-backed securities that the Sub-Advisers believe are undervalued.

The Sub-Advisers’ rigorous monitoring process seeks to identify changes in projected default rates, prepayment rates and loss severity metrics versus original assumptions.  To the extent that this analysis identifies deviations in expected performance, the Sub-Advisers may elect to sell a security if the sale price is in excess of the Sub-Advisers’ view of its fundamental value.  Additionally, positions may be sold or reduced if the Sub-Advisers believe that trade levels are attractive and proceeds could be better utilized for the purchase of what the Sub-Advisers believe are undervalued securities.

The Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents, which may include unaffiliated money market funds, if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions.  Maintaining a larger proportion of the Fund’s assets in cash rather than securities could negatively impact the Fund’s investment results in a period of rising market prices.  Conversely, it could reduce the magnitude of the Fund’s losses in the event of falling market prices and provide liquidity to make additional investments.

Invesco Institutional will execute all trades on behalf of the Fund.

Transparency of Portfolio

The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the NYSE Arca and prior to the opening of trading on the NYSE Arca on the following day.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund.  The Fund is also subject to other non-principal risks from its permissible investments.  For more information about these risks, see the “Additional Risks” section.

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Risks of Investing in Mortgage-Backed Securities Collateralized by Prime Residential Mortgage Loans

Mortgage-backed securities collateralized by pools of Prime residential mortgage loans are subject to various risks.  Recently, the residential mortgage market in the United States has experienced a variety of difficulties and changes in economic conditions that may adversely affect the value of the Fund’s investments.  Delinquencies and losses with respect to residential mortgage loans generally have increased in recent months, and may continue to increase.  In addition, in recent months, housing prices in many states have declined or stopped appreciating, after extended periods of significant appreciation.  A continued decline or extended flattening of those values may result in additional increases in delinquencies and losses on residential mortgage loans generally, particularly with respect to second homes and investor properties and with respect to any residential mortgage loans in which the aggregate loan amounts (including any subordinate liens) are close to or greater than the related property values.  As a result of these and other factors, the value of some mortgage-backed securities has been negatively impacted.

A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance and many mortgage loans have prepayment premiums that inhibit refinancing.  Borrowers who intend to sell their homes may find that they cannot do so for an amount equal to or greater than the unpaid principal balance of their loans.  These events, alone or in combination, may contribute to higher delinquency rates.  In addition, various federal, state and local regulatory authorities have taken or proposed actions that could hinder the ability of the servicer to foreclose promptly on defaulted mortgage loans.  Any such actions may adversely affect the performance of the loans.

Geographic concentration of the mortgage loans in particular jurisdictions, such as California and Florida, may result in greater losses if those jurisdictions experience continued economic downturn.  Different geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and consequently, may experience higher rates of loss and delinquency on mortgage loans generally.  Any concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration.  This may subject the mortgage-backed securities in which the Fund invests to the risk that a downturn in the economy in this region of the country would more greatly affect the pool of residential mortgage loans than if the pool of residential mortgage loans were more diversified.  For example, certain geographical concentrations may make the mortgaged properties themselves more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, wildfires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country.  In addition, the economies of states with high concentrations of mortgaged properties, such as California and Florida, may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments.  If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on mortgage loans may increase and the increase may be substantial.

Mortgage-backed securities are also subject to prepayment or call risk, which is the risk that payments may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.  Faster prepayments often happen when market interest rates are falling.  As a result, the Fund may need to reinvest these early payments at lower interest rates, thereby reducing its income.  Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.  Rates of prepayment may be

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faster or slower than contemplated by the Sub-Advisers which could result in reduced yields, increased volatility and/or reductions in NAV.

The Fund may purchase certain U.S. government agency securities which may not be backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law.  The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their prepayment obligations in the future.  The Fund intends to invest primarily in mortgage securities offered by non-governmental issuers.  These securities carry greater risks than investments in U.S. government agency securities.  Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  There can be no assurance that the private insurers can meet their obligations under the policies.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund.  While the Fund will invest primarily in Prime residential mortgage-backed securities, it may invest a portion of its assets in Alt-A and Sub-prime residential mortgage-backed securities.  The risk of such defaults is generally higher in the case of mortgage pools that include Alt-A and Sub-prime mortgages.

TARP

On October 3, 2008, in response to the financial issues affecting the banking system and financial markets, Congress enacted the Emergency Economic Stabilization Act of 2008 (the “EESA Act”), which provides the U.S. Secretary of the Treasury (the “Treasury Secretary”) with the authority to establish a Troubled Asset Relief Plan (“TARP”) to purchase from financial institutions up to $700 billion of residential or commercial mortgages and any securities, obligations or other instruments that are based on or related to such mortgages, that in each case was originated or issued on or before March 14, 2008, as well as any other financial instrument that the Treasury Secretary determines, after consultation with the Chairman of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), is necessary to promote the stability of the financial markets.  The EESA Act also provides for a program that would allow companies to insure their troubled assets.  There can be no assurance that the EESA Act will have a beneficial impact on financial markets.  To the extent that markets do not respond favorably to TARP or TARP does not function as intended, there may be broad, adverse market implications.  Moreover, the implications of government ownership and disposition of these assets and equity stakes are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s investments.

Market Risk

The prices of and income generated by securities held by the Fund may decline in response to certain events, including general economic and market conditions, and currency and interest rate fluctuations.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio.  In managing the Fund’s portfolio securities, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

5

Interest Rate Risk

Interest rate risk refers to the risk that debt securities prices generally fall as interest rates rise; conversely, debt securities prices generally rise as interest rates fall. Specific debt securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each debt security.  A measure investors commonly use to determine this sensitivity is called duration.  The longer the duration of a particular debt security, the greater its price sensitivity to interest rates.  Similarly, a longer duration portfolio of securities has greater price sensitivity.  Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Credit Risk

Credit risk in mortgage-backed securities is the risk of loss on an investment due to the deterioration of collateral performance.  Such a deterioration may result in a reduction of the credit rating of the securities and may lead to the inability to make timely payment of interest and principal.  Credit ratings are a measure of credit quality.  Although a downgrade or upgrade of a security’s credit ratings may or may not affect its price, a decline in credit quality may make securities less attractive, thereby driving down the price.

Risk of Deviation between Market Price and NAV

Index based ETFs have generally traded at prices which closely correspond to NAV per share.  However, actively managed ETFs have a limited trading history and there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.  The deviation risk is heighted by the fact that the mortgage-backed securities in which the Fund may invest may be difficult to value. Because mortgage-backed securities trade infrequently, the most recent trade price may not indicate their true value.  A third-party pricing service is used to value the Fund’s mortgage-backed securities.  The third-party pricing service may use a variety of methods to value the Fund’s mortgage-backed securities to determine the market price.  For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process.  In addition, the pricing service may use proprietary pricing models.  There can be no guarantee to the extent to which market participants will view the prices for the Fund’s portfolio securities generated by the pricing service as accurate indications of the value of the Fund’s mortgage-backed securities investments.  To the extent that market participants question the accuracy of the pricing service’s prices, there is a risk of significant deviation between the NAV and market price of the mortgage-backed securities in which the Fund invests.

Concentration Risk

Because the Fund concentrates its investments in mortgage-backed securities, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Cash Redemptions Risk

To the extent that the Fund effects redemptions for cash, rather than in-kind, investments in Shares may be less tax efficient than investments in conventional ETFs.  ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. In the event that the Fund effects redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  The Fund may recognize a capital gain on

6

these sales that might not have been incurred if the Fund had made a redemption in-kind and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers and sectors than a diversified fund.  As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund.  The Fund may not achieve its investment objective.  An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund had not yet commenced operations as of the date of this Prospectus and therefore does not have a performance history for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.  Investors purchasing Shares in the secondary market will not pay the Creation/Redemption Transaction Fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.(1)

Shareholder Transaction Expenses(2) (fees paid directly from your investments)	None	*
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund’s assets)
Management Fees		%
Other Expenses(4)%
Total Annual Fund Operating Expenses		%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1Year	3Years
$	$

(1)                               The Fund had not commenced operations as of the date of this Prospectus.  The other expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2009.

7

(2)                               If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation (“NSCC”) or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee will be charged.

(3)                               Expressed as a percentage of average net assets.

(4)                               The Trust’s Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

* See “Creation Transaction Fees and Redemption Transaction Fees” below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund will issue and redeem Shares at NAV only in large blocks of [50,000] Shares (each block of [50,000] Shares called a “Creation Unit”) or multiples thereof.  As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements are called authorized participants (“Authorized Participants,” or “APs”).  Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $[        ] per transaction (regardless of the number of Creation Units involved).  An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $[        ] for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $[        ] and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $[        ] if the Creation Unit is redeemed after one year, and $[        ] if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund’s expense ratio.

*                                         See “Creations, Redemptions and Transaction Fees” later in this Prospectus.

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PowerShares Alt-A Non-Agency RMBS Opportunity Fund

Investment Objective, Strategies and Risks

Investment Objective

The Fund’s investment objective is total return.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in non-agency mortgage-backed securities collateralized by pools of Alt-A residential mortgage loans.  Non-agency mortgage backed-securities represent pools of mortgage loans for sale to investors by non-government entities such as commercial banks, savings and loan associations and specialty finance companies.  Government sponsors such as Ginnie Mae and government-related sponsors such as Fannie Mae and Freddie Mac do not issue mortgage-backed securities collateralized by pools of Alt-A residential mortgage loans.  Residential mortgage loans are primarily classified into one of the following three categories based on the risk profile of the borrower and the property:  Prime, Alt-A and Sub-prime.  Alt-A mortgage loans are generally made to borrowers unable to qualify for Prime mortgage loans and generally have a higher rate of default than Prime mortgage loans but better credit histories and a lower rate of default than Sub-prime mortgage loans.  The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

As a result of aggressive mortgage lending practices, declining home prices and a faltering economy, mortgage loan performance has deteriorated significantly over the last two years.  These factors have combined to result in the failure of many mortgage loan originators and financial institutions with sizeable mortgage exposure.  As holders of residential mortgage-backed securities have come under pressure and systematic deleveraging has taken place, forced sales of mortgage-backed securities collateralized by pools of Alt-A residential mortgage loans have pushed, in our view, the prices of many Alt-A residential mortgage-backed securities well below fundamental values implied by conservative cash flow projections.  Even super-senior and senior tranche Alt-A residential mortgage-backed securities (as defined below), which generally have first right to principal and interest payments and are the last to sustain losses, have been severely impacted despite significant credit enhancement.  As a result, the Sub-Advisers believe there are significant opportunities for total return through a combination of realization of capital appreciation and income by investing in discounted super-senior and senior tranche Alt-A residential mortgage-backed securities.

Selection of Investments

The Fund selects its investments from a universe of mortgage-backed securities collateralized by pools of Alt-A residential mortgage loans as categorized by a leading third-party data and software provider for mortgage-backed securities analyses.  Generally, mortgage-backed securities are divided into tranches that receive cash flows based on strict payment rules.  The structure of mortgage-backed securities vary from one issue to another in the quantity and relative sizes of collateral groups, tranching and naming convention.  The Fund invests in the most senior tranches of mortgage-backed securities collateralized by pools of Alt-A residential mortgage loans.  The Fund will purchase only those tranches that have the highest priority to cash flows from the related collateral pool.  These tranches may generally be referred to as “super-senior” or “senior,” depending on whether the tranche has mezzanine senior bonds subordinate to it.  The Fund will not invest in mezzanine or junior tranches.

9

Super-senior and senior tranches generally have the first right to receive principal and interest payments generated by the mortgage loans, are the last tranches to incur principal losses resulting from loan defaults and are generally rated “AAA” or its equivalent at the time of issuance by one or more of S&P, Moody’s and Fitch.

In constructing the portfolio, the Sub-Advisers rely on rigorous quantitative and qualitative analysis to evaluate the characteristics of the Alt-A residential mortgage-backed securities in which the Fund invests.  The Sub-Advisers utilize proprietary and third-party mortgage-related security and portfolio management tools in constructing and monitoring the Fund’s portfolio.  These tools include an in-depth analysis of factors that influence the Alt-A mortgage-backed securities universe, including, among others, (1) fundamental market and sector review; (2) cash flow analysis; (3) disciplined security selection; (4) controlled risk exposure; and (5) projected prepayment, default and loss severity rates.  The Fund intends to capitalize on the market knowledge and ready access to data across the mortgage-backed securities market that the Sub-Advisers have obtained through their established platform in seeking to acquire Alt-A residential mortgage-backed securities that the Sub-Advisers believe are undervalued.

The Sub-Advisers’ rigorous monitoring process seeks to identify changes in projected default rates, prepayment rates and loss severity metrics versus original assumptions.  To the extent that this analysis identifies deviations in expected performance, the Sub-Advisers may elect to sell a security if the sale price is in excess of the Sub-Advisers’ view of its fundamental value.  Additionally, positions may be sold or reduced if the Sub-Advisers believe that trade levels are attractive and proceeds could be better utilized for the purchase of securities that the Sub-Advisers believe are undervalued.

The Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents, which may include unaffiliated money market funds, if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions.  Maintaining a larger proportion of the Fund’s assets in cash rather than securities could negatively impact the Fund’s investment results in a period of rising market prices.  Conversely, it could reduce the magnitude of the Fund’s losses in the event of falling market prices and provide liquidity to make additional investments.

Invesco Institutional will execute all trades on behalf of the Fund.

Transparency of Portfolio

The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the NYSE Arca and prior to the opening of trading on the NYSE Arca on the following day.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund.  The Fund is also subject to other non-principal risks from its permissible investments.  For more information about these risks, see the “Additional Risks” section.

Risks of Investing in Mortgage-Backed Securities Collateralized by Alt-A Residential Mortgage Loans

Mortgage-backed securities collateralized by pools of Alt-A residential mortgage loans are subject to various risks.  Recently, the residential mortgage market in the United States has experienced a variety of difficulties and changes in economic conditions that may adversely affect the value of the Fund’s investments.  Delinquencies and losses with respect to residential mortgage loans generally have

10

increased in recent months, and may continue to increase.  Delinquencies and losses with respect to Alt-A residential mortgage loans are generally higher than delinquencies and losses with respect to Prime residential mortgage loans.  In addition, in recent months, housing prices in many states have declined or stopped appreciating, after extended periods of significant appreciation.  A continued decline or extended flattening of those values may result in additional increases in delinquencies and losses on residential mortgage loans generally, particularly with respect to second homes and investor properties and with respect to any residential mortgage loans in which the aggregate loan amounts (including any subordinate liens) are close to or greater than the related property values.  As a result of these and other factors, the value of some mortgage-backed securities has been negatively impacted.

A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance and many mortgage loans have prepayment premiums that inhibit refinancing.  Borrowers who intend to sell their homes may find that they cannot do so for an amount equal to or greater than the unpaid principal balance of their loans.  These events, alone or in combination, may contribute to higher delinquency rates.  In addition, various federal, state and local regulatory authorities have taken or proposed actions that could hinder the ability of the servicer to foreclose promptly on defaulted mortgage loans.  Any such actions may adversely affect the performance of the loans.  As a result of these and other factors, the rating agencies have recently downgraded or put on downgrade watch a significant number of mortgage-backed securities, particularly mortgage-backed securities backed by Alt-A and Sub-prime mortgage loans originated in 2005 and 2006.

Geographic concentration of the mortgage loans in particular jurisdictions, such as California and Florida, may result in greater losses if those jurisdictions experience continued economic downturn.  Different geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and consequently, may experience higher rates of loss and delinquency on mortgage loans generally.  Any concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration.  This may subject the mortgage-backed securities in which the Fund invests to the risk that a downturn in the economy in this region of the country would more greatly affect the pool of residential mortgage loans than if the pool of residential mortgage loans were more diversified.  For example, certain geographical concentrations may make the mortgaged properties themselves more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, wildfires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country.  In addition, the economies of states with high concentrations of mortgaged properties, such as California and Florida, may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments.  If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on mortgage loans may increase and the increase may be substantial.

Mortgage-backed securities are also subject to prepayment or call risk, which is the risk that payments may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.  Faster prepayments often happen when market interest rates are falling.  As a result, the Fund may need to reinvest these early payments at lower interest rates, thereby reducing its income.  Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.  Rates of prepayment may be faster or slower than contemplated by the Sub-Advisers which could result in reduced yields, increased volatility and/or reductions in NAV.

The Fund may purchase certain U.S. government agency securities which may not be backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law.  The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their prepayment obligations in the future.  The Fund intends to invest primarily in mortgage securities offered by non-governmental issuers.  These securities carry greater risks than investments in U.S. government agency securities.  Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  There can be no assurance that the private insurers can meet their obligations under the policies.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. While the Fund will invest primarily in Alt-A residential mortgage-backed securities, it may invest a portion of its assets in Prime and Sub-prime residential mortgage-backed securities.  The risk of such defaults is generally higher in the case of mortgage pools that include Sub-prime residential mortgage loans.

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TARP

On October 3, 2008, in response to the financial issues affecting the banking system and financial markets, Congress enacted the Emergency Economic Stabilization Act of 2008 (the “EESA Act”), which provides the U.S. Secretary of the Treasury (the “Treasury Secretary”) with the authority to establish a Troubled Asset Relief Plan (“TARP”) to purchase from financial institutions up to $700 billion of residential or commercial mortgages and any securities, obligations or other instruments that are based on or related to such mortgages, that in each case was originated or issued on or before March 14, 2008, as well as any other financial instrument that the Treasury Secretary determines, after consultation with the Chairman of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), is necessary to promote the stability of the financial markets.  The EESA Act also provides for a program that would allow companies to insure their troubled assets.

There can be no assurance that the EESA Act will have a beneficial impact on financial markets.  To the extent that markets do not respond favorably to TARP or TARP does not function as intended, there may be broad, adverse market implications.  Moreover, the implications of government ownership and disposition of these assets and equity stakes are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s investments.

Market Risk

The prices of and income generated by securities held by the Fund may decline in response to certain events, including general economic and market conditions, and currency and interest rate fluctuations.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio.  In managing the Fund’s portfolio securities, the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Interest Rate Risk

Interest rate risk refers to the risk that debt securities prices generally fall as interest rates rise; conversely, debt securities prices generally rise as interest rates fall.  Specific debt securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each debt security.  A measure investors commonly use to determine this sensitivity is called duration.  The longer the duration of a particular debt security, the greater its price sensitivity to interest rates.  Similarly, a longer duration portfolio of securities has greater price sensitivity.  Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Credit Risk

Credit risk in mortgage-backed securities is the risk of loss on an investment due to the deterioration of collateral performance.  Such a deterioration may result in a reduction of the credit rating of the securities and may lead to the inability to make timely payment of interest and principal.  Credit ratings are a measure of credit quality.  Although a downgrade or upgrade of a security’s credit ratings may or may not affect its price, a decline in credit quality may make securities less attractive, thereby driving down the price.

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Risk of Deviation between Market Price and NAV

Index based ETFs have generally traded at prices which closely correspond to NAV per share.  However, actively managed ETFs have a limited trading history and there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.  The deviation risk is heighted by the fact that the mortgage-backed securities in which the Fund may invest may be difficult to value. Because mortgage-backed securities trade infrequently, the most recent trade price may not indicate their true value.  A third-party pricing service is used to value the Fund’s mortgage-backed securities.  The third-party pricing service may use a variety of methods to value the Fund’s mortgage-backed securities to determine the market price.  For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process.  In addition, the pricing service may use proprietary pricing models.  There can be no guarantee to the extent to which market participants will view the prices for the Fund’s portfolio securities generated by the pricing service as accurate indications of the value of the Fund’s mortgage-backed securities investments.  To the extent that market participants question the accuracy of the pricing service’s prices, there is a risk of significant deviation between the NAV and market price of the mortgage-backed securities in which the Fund invests.

Concentration Risk

Because the Fund concentrates its investments in mortgage-backed securities, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Cash Redemptions Risk

To the extent that the Fund effects redemptions for cash, rather than in-kind, investments in Shares may be less tax efficient than investments in conventional ETFs.  ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. In the event that the Fund effects redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

Non-Diversified Fund Risk

In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers and sectors than a diversified fund.  As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund.  The Fund may not achieve its investment objective.  An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund had not yet commenced operations as of the date of this Prospectus and therefore does not have a performance history for a full calendar year.

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What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.  Investors purchasing Shares in the secondary market will not pay the Creation/Redemption Transaction Fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.(1)

Shareholder Transaction Expenses(2) (fees paid directly from your investments)	None	*
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund’s assets)
Management Fees		%
Other Expenses(4)%
Total Annual Fund Operating Expenses		%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1Year	3Years
$	$

(1)          The Fund had not commenced operations as of the date of this Prospectus.  The other expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2009.

(2)          If a Creation Unit is purchased or redeemed outside the usual process through the NSCC  or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee will be charged.

(3)          Expressed as a percentage of average net assets.

(4)          The Trust’s Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

* See “Creation Transaction Fees and Redemption Transaction Fees” below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund will issue and redeem Shares at NAV only in large blocks of [50,000] Shares (each block of [50,000] Shares called a “Creation Unit”) or multiples thereof.  As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements are called authorized participants (“Authorized Participants,” or “APs”).  Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $[       ] per transaction (regardless of the number of Creation Units involved).  An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $[       ] for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $[      ] and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $[      ] if

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the Creation Unit is redeemed after one year, and $[      ] if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund’s expense ratio.

*              See “Creations, Redemptions and Transaction Fees” later in this Prospectus.

Additional Information

Non-Fundamental Policies

Each of the policies described herein, including the investment objective of the Funds, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the “Board”) without shareholder approval.  Certain fundamental policies of the Funds are set forth in the Statement of Additional Information (“SAI”) under “Investment Restrictions and Policies.”

Securities Lending

The Funds may lend their portfolio securities.  In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being lent.  This collateral is marked-to-market on a daily basis.

Servicer Risk

The performance of many of the Funds’ mortgage-backed securities may depend upon the performance of the Servicer of the underlying mortgage loans.  The Servicer performs a variety of roles, including, among other things, collecting payments on the underlying mortgage loan assets and remitting them to the Funds.  The Servicer is also responsible for handling delinquent loans and disposing of seized collateral.  The Funds will not control the mortgage loans underlying the mortgage-backed securities in which they invest and will rely on the Servicer to administer the underlying mortgage loans.  The value of the Funds’ mortgage-backed securities could be affected by the ability of the Servicer to perform its duties.

Additional Risks

This section provides additional information relating to the non-principal risks of investing in the Funds.

Trading Issues

Trading in Shares on the [         ] may be halted due to market conditions or for reasons that, in the view of the [          ], make trading in Shares inadvisable.  In addition, trading in Shares on the [          ] is subject to trading halts caused by extraordinary market volatility pursuant to the [          ] “circuit breaker” rules.  There can be no assurance that the requirements of the [          ] necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value

The NAV of the Funds’ Shares will generally fluctuate with changes in the market value of the Funds’ holdings.  The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the [          ].  The Adviser cannot predict whether the Shares will trade below, at or above their NAV.  Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Funds.

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Portfolio Turnover

Consistent with its investment policies, each Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% year) will cause a Fund to incur additional transaction costs.

Securities Lending

The Funds may engage in lending their portfolio securities to certain borrowers.  A principal risk in lending portfolio securities consists of the possible loss of rights in the collateral should the borrower fail financially.  In addition, the Funds may be exposed to the risk that the sale of any collateral realized upon the borrower’s default will not yield proceeds sufficient to replace the loaned securities. Furthermore, because of the risks in delay of recovery, the Funds may lose the opportunity to sell the securities at a desirable price, and the Funds will generally not have the right to vote securities while they are being loaned.  In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

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Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

Management of the Fund

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187.  Invesco PowerShares Capital Management LLC serves as the investment adviser to the PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs with combined assets under management of more than $[      ] billion as of [         ], 2008.  PowerShares Actively Managed Exchange-Traded Fund Trust is currently comprised of [seven] ETFs.

The senior management team of the Sub-Advisers has a long track record and broad experience in managing, analyzing and investing in mortgage-related assets through a variety of credit and interest rate environments.  As of December 31, 2008 the Sub-Advisers managed approximately $18.4 billion of structured securities of which approximately $2.1 billion consisted of non-agency mortgage-backed securities.

Invesco PowerShares Capital Management LLC has overall responsibility as the Fund’s investment adviser for the ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services and oversight of the Sub-Advisers.

Invesco Institutional, (N.A.), Inc. (Invesco Institutional), located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, and which has acted as an investment adviser since 1988 is the primary Sub-Adviser to the Funds.

The following affiliates of the Adviser serve as sub-advisers to the Funds and may be appointed by Invesco Institutional from time to time to provide discretionary investment management services and investment advice to the Funds:

Invesco Aim Advisors, Inc. (“Invesco Aim”), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, which has acted as an investment adviser since 1976.

Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”), located at Bleichstrasse 60-62, Frankfurt, Germany 60313, which has acted as an investment adviser since 1998.

Invesco Asset Management Limited (“Invesco Asset Management”), located at 30 Finsbury Square, London, EC2A, 1AG, United Kingdom, which has acted as an investment adviser since 2001.

Invesco Asset Management (Japan) Limited (“Invesco Japan”), located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomo 4-chrome, Minato-ku, Tokyo 105-6025, Japan, which has acted as an investment adviser since 1996.

Invesco Australia Limited (“Invesco Australia”), located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, which ha acted as an investment adviser since 1983.

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Invesco Global Asset Management (N.A.), Inc. (Invesco Global), located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which has acted as an investment adviser since 1997.

Invesco Hong Kong Limited (Invesco Hong Kong), located at 32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong, which has acted as an investment adviser since 1994.

Invesco Senior Secured Management, Inc. (Invesco Senior Secured), located at 1166 Avenue of the Americas, New York, New York 10036, which has acted as an investment adviser since 1992.

Invesco Trimark Ltd. (Invesco Trimark), located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, which has acted as an investment adviser since 1994.

Portfolio Managers

Investment decisions for the Funds are made by investment management teams at Invesco Institutional.  The following individuals are jointly and primarily responsible for the day-to-day management of the Funds’ portfolios:

John Anzalone, CFA is a Portfolio Manager and the lead manager overseeing the investment team and Fund operations and has been responsible for the management of the Fund since its inception.  He has been associated with Invesco Institutional and/or its affiliates since 2002.

Jason Marshall, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 2007.

David Lyle, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 2006.

Brian Norris, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 2001.

Clint Dudley, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco Institutional and/or its affiliates since 1998.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

The Adviser has overall responsibility for the general management and administration of the Trust.  The Adviser manages the Sub-Advisers and implements an investment program for the Funds and manages the investment of the Funds’ assets.  For its services, the Adviser receives a unitary management fee from the Funds which accrues daily and is payable monthly. Out of the unitary management fee, the Adviser pays substantially all expenses of the Funds, including the payments to the Sub-Advisers, cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Each Fund pays the Adviser a unitary management fee equal to [     ]% of its average daily net assets.

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A discussion regarding the Board of Trustees’ basis for approving the Investment Advisory Agreement and the Sub-Advisory Agreement will be available in the semi-annual report to shareholders for the period ending April 30, 2009.

How to Buy and Sell Shares

The Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Units.  See “Creations, Redemptions and Transaction Fees.”

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers.  Shares of the Funds will be listed for trading on the secondary market on the NYSE Arca.  Shares can be bought and sold throughout the trading day like other publicly traded shares.  There is no minimum investment.  Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots” at no per-share price differential.  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.  The Funds’ Shares will be approved for listing on the NYSE Arca, subject to notice of issuance, under the following symbols:

Fund	Trading Symbol
PowerShares Prime Non-Agency RMBS Opportunity Fund	[ ]

PowerShares Alt-A Non-Agency RMBS Opportunity Fund	[ ]

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of [50,000] Shares, as discussed in the “Creations, Redemptions and Transaction Fees” section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued.  The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all Shares.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares.  Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

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Fund Share Trading Prices

The trading prices of Shares of the Funds on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca or other market information provider intends to disseminate the approximate value of Shares of the Funds every fifteen seconds.  The approximate value of the Shares of the Funds will be calculated by the NYSE Arca.  This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Funds because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day.  The Funds are not involved in, nor responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

[The Board has evaluated the risks of market timing activities by the Trust’s shareholders. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely that secondary market trading would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of the Funds’ Creation Units in exchange for primarily cash, the Board noted that it was possible that such trades could result in dilution to the Funds and increased transaction costs, which could negatively impact the Funds’ ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Funds’ Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Funds impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Adviser will monitor trades by Authorized Participants for patterns of or abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of or otherwise not in the Funds’ best interests.]

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units.  For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Purchase

Creation Units of the Funds will be sold for cash calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a fixed transaction fee as discussed below or, at their discretion, the Funds may permit or require Creation Units to be issued in-kind.  If in-kind Creations are permitted or required, an investor must deposit a designated portfolio of securities (“Deposit Securities”) and a cash payment referred to as the “Cash Component.”  The Cash

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Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.  The list of names and the numbers of shares of the Deposit Securities and Fund portfolio holdings information is made available by the Funds’ custodian through the facilities of the NSCC immediately prior to the opening of business each day of the NYSE Arca.  The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.  When accepting purchases of Creation Units for cash, the Funds may incur additional costs associated with the acquisition of portfolio securities that would otherwise be provided by an in-kind purchaser.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of DTC (“DTC Participant”) that has entered into an agreement with the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units.  All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m., Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share.  In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.  A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.  See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

A fixed Creation Transaction Fee of $[        ] is applicable to each transaction regardless of the number of Creation Units purchased in the transaction.  [An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units.]  See “Creation and Redemption of Creation Unit Aggregations” in the SAI.  The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Funds may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Funds cash at least equal to 115% of the market value of the missing Deposit Securities.  See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Funds’ discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.  For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Creations and redemptions of Shares for the Fund Securities (as defined below) will be subject to compliance with applicable federal and state securities laws, and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Funds could not lawfully deliver specific Fund Securities under such laws.  An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  An AP that is not a qualified institutional buyer

21

(“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Redemption

The Funds’ custodian makes available immediately prior to the opening of business each day on the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Funds’ portfolio securities and the amount of cash that will be applicable that day to redemption requests in proper form (the “Fund Securities”).  The Funds will redeem Creation Units for cash or, at their discretion, the Funds may permit or require Creation Units to be redeemed in-kind.  For in-kind redemptions, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable fixed and variable redemption fees and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable fixed and variable redemption fees and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. The Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.  For more details, see “Creation and Redemption of Creation Unit Aggregations” in the SAI.

An order to redeem Creation Units of the Funds may only be effected by or through an AP.  An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day’s closing NAV per Share.  In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed Redemption Transaction Fee of $[         ] is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.  An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process, if any, or to the extent that redemptions are for cash.  The Fund reserves the right to effect redemptions in-kind.  A shareholder may request an in-kind redemption in lieu of cash, however, the Fund may, in its discretion, reject any such request to redeem in-kind.  See “Creation and Redemption of Creation Unit Aggregations” in the SAI.

Dividends, Distributions and Taxes

Dividends and Capital Gains

As a shareholder, you are entitled to your share of a Fund’s income and net realized gains on its investments.  Each Fund pays out all or substantially all its net earnings to its shareholders as “distributions.”

Ordinarily, dividends from net investment income, if any, are declared and paid [quarterly].  Each Fund distributes its net realized capital gains, if any, to shareholders annually.  Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

As with any investment, you should consider how your investment in Shares will be taxed.  The tax information in this Prospectus is provided as general information.  You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•                  A Fund makes distributions,

•                  You sell your Shares listed on the NYSE Arca, and

•                  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid at least [quarterly].  Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund.  Dividends paid out of a Fund’s income and net short-term gains, if any, are taxable as ordinary income.  Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011.  In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.  Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.  A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, a Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales and Redemptions

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.  The ability to deduct capital losses may be limited.  A redemption of your Fund Shares for cash is normally treated as a sale for tax purposes.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund.  It is not a substitute for personal tax advice.  You may also be subject to state

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and local tax on Fund distributions and sales of Fund Shares.  Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.  For more information, see the SAI section “Taxes.”

Distributor

Invesco Aim Distributors, Inc. serves as the distributor of Creation Units for the Funds on an agency basis.  The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon Corporation (formerly known as the Bank of New York) (“BONY”) calculates the Funds’ NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE Arca is open, provided that NAV may be calculated as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time.  NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent.  All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost.  Mortgage-backed securities will be valued by a third-party pricing service. The pricing service has informed the Trust that in valuing the Fund’s portfolio securities it uses both a computerized grid of mortgage-backed securities and evaluations by its staff.  The Trust’s portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, trading characteristics and other features deemed to be relevant.  The approximate value of Shares of the Funds, an amount representing on a per share basis the sum of the current value of the Deposit Securities based on their then current market price and the estimated Cash Component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association.  This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Funds because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day.  The Funds are not involved in, nor responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

If a security’s market price is not available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.  Money market securities maturing in 60 days or less will be valued at amortized cost.  Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market.  The Funds may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Funds’ portfolios has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted.  Fair value pricing involves subjective judgments and it is possible that fair value determined for each security is materially different than the value that could be realized upon the sale of that security.

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Fund Service Providers

BONY, 101 Barclay Street, New York, York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, serves as legal counsel to the Fund.

[               ], [              ], serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds.  Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws.  Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with Invesco Aim Distributors, Inc. (the “Distributor”), breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares.  A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus.  This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “1940 Act”).  As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.  Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the [         ] is satisfied by the fact that the prospectus is available at the [        ] upon request.  The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Funds’ SAI.  The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus.  This means that the SAI, for legal purposes, is a part of this Prospectus.  If you have questions about the Funds or Shares or you wish to obtain the SAI free of charge, please:

Call:	Invesco Aim Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m., Central Time

Write:	PowerShares Actively Managed Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0142.

No person is authorized to give any information or to make any representations about the Funds and its Shares not contained in this Prospectus and you should not rely on any other information.  Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus.  This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-22148.

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The information in this Statement of Additional Information is not complete and may be changed.  The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated January 16, 2009

Investment Company Act File No. 811-22148

PowerShares Actively Managed Exchange-Traded
Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated      , 2009

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus dated [       ], 2009 for the PowerShares Prime Non-Agency RMBS Opportunity Fund and PowerShares Alt-A Non-Agency RMBS Opportunity Fund, each a series of the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”), as it may be revised from time to time.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 843-2639.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series or portfolios.  The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently consists of [seven] investment portfolios.  This SAI relates to the PowerShares Prime Non-Agency RMBS Opportunity Fund and PowerShares Alt-A Non-Agency RMBS Opportunity Fund (the “Funds”).  The Funds are “non-diversified” funds, and, as such, the Funds’ investments are not required to meet certain diversification requirements under the 1940 Act.  The shares of the Funds are referred to herein as “Shares” or “Fund Shares.”

The Funds are managed by Invesco PowerShares Capital Management LLC (the “Adviser”).

The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Funds, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services and investment advice to the Funds. These affiliated sub-advisers (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”), each of which is a registered investment adviser under the 1940 Act, include Invesco Aim Advisors, Inc.; Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”); Invesco Asset Management Limited (“Invesco Asset Management”); Invesco Asset Management (Japan) Limited (“Invesco Japan”); Invesco Hong Kong Limited (“Invesco Hong Kong”); Invesco Australia Limited (“Invesco Australia”); Invesco Institutional (N.A.), Inc. (“Invesco Institutional”); Invesco Global Asset Management (N.A.), Inc. (“Invesco Global”); and Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”); and Invesco Trimark Ltd. (“Invesco Trimark”).

The Adviser and each Sub-Adviser are subsidiaries of Invesco Ltd.

The Funds will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), in exchange for cash, calculated based on the NAV per share, multiplied by the number of Shares representing a Creation Unit, plus a fixed transaction fee.  The Funds also reserve the right to permit or require Creation Units to be issued in exchange for a basket of securities (the “Deposit Securities”) together with the deposit of a specified cash payment (the “Cash Component”). The Funds’ Shares will be approved for listing on the NYSE Arca, Inc. (the “NYSE Arca”), subject to notice of issuance.  The Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV.  Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment.  Creation Units are aggregations of [50,000] Shares.  In the event of the liquidation of the Funds, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to and may offer an all “in-kind” option for creations and redemptions of the Fund Shares.  The Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities.  See the “Creation and Redemption of Creation Unit Aggregations” section.  In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with partially in-kind creations or redemptions.  In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Unlike conventional exchange-traded funds (“ETFs”), the Fund is actively managed and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met.  The NYSE Arca may, but is not required to, remove the Shares of the Funds from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Funds, there are fewer than 50 beneficial owners of the Shares of the Funds for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable.  The NYSE Arca will remove the Shares of the Funds from listing and trading upon termination of the Funds.

As in the case of other stocks traded on the NYSE Arca, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

The investment objective of the PowerShares Prime Non-Agency RMBS Opportunity Fund is total return.

The investment objective of the PowerShares Alt-A Non-Agency RMBS Opportunity Fund is total return.

Investment Restrictions

The Board of Trustees of the Trust (the “Board” or the “Trustees”) has adopted as fundamental policies the Funds’ respective investment restrictions numbered (1) through (7) below.  Each Fund, as a fundamental policy, may not:

(1)           Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except that the Funds will invest 25% or more of the value of their total assets in the [real estate] industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)           Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may be deemed to involve a borrowing, to the extent permitted under the 1940 Act.

(3)           Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(4)           Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)           Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)           Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)           Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to each Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.”  As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval.  Each Fund may not:

(1)           Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)           Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)           Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4)           Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)           Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of each Fund’s investment policies is contained in the Funds’ Prospectus in the “Principal Investment Strategies” applicable to each Fund and the “Additional Information” sections of the Prospectus.  The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

Common Stock.  Each Fund may invest in common stock.  Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company.  A Fund participates in the success or failure of any company in which it holds stock.  The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock.  Each Fund may invest in preferred stock.  Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Mortgage-Backed and Asset-Backed Securities.  Each Fund may invest in mortgage-backed and asset- backed securities.  Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities.  Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as Government National Mortgage Association (“GNMA”) and government-related organizations such as Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue.  Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest.  That guarantee is backed by the full faith and credit of the U.S. Treasury.  GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development.  Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury.  FNMA is a government- sponsored entity wholly owned by public stockholders.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury.  FHLMC is a government-sponsored entity wholly owned by public stockholders.  FNMA and FHLMC each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.  In September 2008, the U.S. Treasury Department announced that the government would be taking over FNMA and FHLMC and placing the companies into a conservatorship.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include items such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Asset-backed securities typically have no U.S. Government backing.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Risks of Mortgage-Related Securities.  Investment in mortgage-backed securities poses several risks, including prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Beside the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issuer.  In a period of unstable interest rates, or under a variety of other circumstances, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

When-Issued Securities.  Each Fund may purchase when-issued securities.  Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued.  The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment.  A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates.  Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of a Fund’s assets will fluctuate to a greater degree.  Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, a Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase a Fund’s exposure to market fluctuation and may increase the possibility that a Fund will incur short-term gains subject to federal taxation or short-term losses if a Fund must sell another security in order to honor a when-issued commitment.  Each Fund will employ techniques designed to reduce such risks.  If a Fund purchases a when-issued security, a Fund will segregate liquid assets in an amount equal to the when-issued commitment.  If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund’s when-issued commitments.  No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of a Fund’s total assets would become so committed.

Loans of Portfolio Securities.  Each Fund may lend its investment securities to approved borrowers.  Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.  These loans cannot exceed 33 1/3% of a Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “marked-to-market” basis); (b) the loan be made subject to termination by a Fund at any time; and (c) a Fund receives reasonable interest on the loan.  From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with a Fund and that is acting as a finder.

Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted under the 1940 Act.  Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund’s total assets of investment companies in the aggregate.

Illiquid Securities.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities.  Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Bank Instruments. The Funds may invest in certificates of deposit (“CDs”), time deposits and bankers’ acceptances from U.S. banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A CD is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Participation Interests. Each Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as members of the Participant and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. Generally, the Fund considers participation interests to be illiquid and therefore subject to the Fund’s percentage limitations for investments in illiquid securities.

Commercial Instruments. The Funds may invest in commercial interests, including commercial paper, master notes and other short-term corporate instruments that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand future, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes are generally illiquid and therefore subject to the Fund’s percentage limitations for investments in illiquid securities.

Municipal Securities. Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations.

Investment Grade Debt Obligations. Each Fund may invest in U.S. dollar-denominated debt obligations traded in U.S. markets. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, the Adviser may consider (i) general economic and financial conditions; and (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets and (f) other considerations deemed appropriate.

Junk Bonds. Each Fund may invest in junk bonds.

Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

The Funds may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Funds’ ability to dispose of particular issues and may also make it more difficult for the Funds to obtain accurate market quotations in valuing these assets. In the event the Funds experiences an unexpected level of net redemptions, the Funds could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

Variable or Floating Rate Instruments. Each Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund’s demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Funds. The investment adviser will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

Zero-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law required the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid certain excise taxes, a Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Delayed Delivery Transactions. The Funds may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. Each Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

Investment in securities on a delayed delivery basis may increase a Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund’s total assets would become so committed.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser and/or Sub-Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser and/or Sub-Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. Each Fund will segregate or earmark on its books a separate account for the Fund with liquid securities having a value equal to or greater than such commitments.

Rule 144A Securities. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Adviser and/or Sub-Adviser, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ restriction on illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser and/or Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser and/or Sub-Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Adviser and/or Sub-Adviser will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the Adviser and/or Sub-Adviser determines that a Rule 144A security is no longer liquid, the Adviser and/or Sub-Adviser will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Defaulted Securities. Each Fund may invest in securities of issuers in default only when the Sub-Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Funds in exchange for its defaulted securities will have a value in excess of the Fund’s investments. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate. In addition to using recognized rating agencies and other sources, the Sub-Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Sub-Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities. The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc. or has a similar rating from a comparable rating agency, or, if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options.  Each Fund may enter into U.S. futures contracts, options and options on futures contracts.  These futures contracts and options will be used to simulate full investment in securities, to facilitate trading or to reduce transaction costs.  A Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time.  A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time.  The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.  A Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase.  A Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs.  Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund.  The potential for loss related to writing call options on equity securities or indices is unlimited.  The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.  A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions.

A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security or contract.  A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities subject to the call option.  In return for the premium received for writing a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security or contract above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security or contract decline.

A Fund may write a put option without owning the underlying security if it covers the option.  A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes.  In return for the premium received for writing a put option, a Fund assumes the risk that the price of the underlying security or contract will decline below the exercise price, in which case the put would be exercised and a Fund would suffer a loss.

If an option that a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or contract during the option period.  If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or contract, which will be increased or offset by the premium received.  A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security or contract.  The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or contract from being called or to permit the sale of the underlying security or contract.  Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or contract with either a different exercise price or expiration date or both.

A Fund may purchase a call option for the purpose of acquiring the underlying security or contract for its portfolio.  A Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities.  Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security or contract at the exercise price of the call option plus the premium paid.  So long as it holds such a call option, rather than the underlying security or currency itself, a Fund is partially protected from any unexpected increase in the market price of the underlying security or contract.  If the market price does not exceed the exercise price, a Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.  A Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options.  For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call.  Used in combinations, these strategies are commonly referred to as “call spreads.”

A Fund may only purchase a put option on an underlying security or contract (“protective put”) owned by a Fund in order to protect against an anticipated decline in the value of the security or contract.  Such hedge protection is provided only during the life of the put option.  The premium paid for the put option and any transaction costs would reduce any profit realized when the security or contract is delivered upon the exercise of the put option.  Conversely, if the underlying security or contract does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.  A Fund may also purchase put options on underlying securities or contracts against which it has written other put options.  For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put.  Used in combinations, these strategies are commonly referred to as “put spreads.”  Likewise, a Fund may write call options on underlying securities or contracts against which it has purchased protective put options.  This strategy is commonly referred to as a “collar.”

Options may be either listed on an exchange or traded in over-the-counter (“OTC”) markets.  Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts used with negotiated strike prices and expiration dates.  A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable.  OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance).  Consequently, there is a risk of non-performance by the dealer.  Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from one dealer is available, in which case only that dealer’s price will be used.  In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.  Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, a Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities.  Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receiver, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of call, or less than, in the case of a put, the exercise price of the option.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the “multiplier”), which determines the total dollar value for each point of such difference.

The risks of investment in index options may be greater than options on securities.  Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

There is no guarantee that such closing transactions can be effected.  Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options.

Warrants.  Each Fund may purchase warrants.  Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other securities of an issuer.  Units of warrants and common stock may be employed in financing young, unseasoned companies.  The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts.  The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Trust, the Trust has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”).  Therefore, it is not subject to the registration and regulatory requirements of the CEA.  There are no limitations on the extent to which a Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds’ Prospectus and this SAI.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded).  This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

General Risks of Options, Futures and Currency Strategies.  The use by a Fund of options and futures contracts involves special considerations and risks, as described below.  Risks pertaining to particular strategies are described in the sections that follow:

(1)           Successful use of hedging and non-hedging transactions depends upon the Adviser’s and/or Sub-Advisers’ ability to correctly predict the direction of changes in the value of the applicable markets and securities.  There can be no assurance that any particular hedging strategy will succeed.

(2)           In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged.  For example, if a “protective put” is used to hedge a potential decline in a security and the security does decline in price, the put option’s increased value may not completely offset the loss in the underlying security.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

(3)           Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

(4)           There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

(5)           As described above, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties.  If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  The requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

(6)           There is no assurance that a Fund will use hedging transactions.  For example, if a Fund determines that the cost of hedging will exceed the potential benefit to a Fund, a Fund will not enter into such transaction.

(7)           Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions.

Credit Default Swaps. The Funds may enter into credit default swaps (“CDS”). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party assumes the risk of default on a referenced debt obligation. CDS may be direct (“unfunded swaps”) or indirect in the form of a structured note (“funded swaps”). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. A Fund may buy a CDS (“buy credit protection”) in which it pays a fixed payment over the life of the swap in exchange for a Counterparty taking on the risk of default of a referenced debt obligation (“Reference Entity”). Alternatively, a Fund may sell a CDS (“sell protection”) in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.

CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. A Fund may enter into CDS to create direct or synthetic long or short exposure to debt securities.

As a buyer of a CDS, a Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the “par value,” of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two Counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

As a seller of CDS, a Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receiver deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.

Risks of CDS include the risk that a Counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

Credit derivatives may create covered or uncovered exposure to the Funds. The Funds generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying a Fund’s economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the Counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

CDS agreements are generally governed by a single master agreement for each Counterparty, and the agreements allow for netting of Counterparties’ obligations on specific transactions. A Fund’s obligation or rights will be the net amount owed to or by the Counterparty. A Fund’s current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain cash or liquid assets in an amount equal to amounts owed to a swap Counterparty less the value of any collateral posted. A Fund will not enter into a transaction with any single Counterparty if the net amount owed or to be received under existing transactions under swap agreements with that Counterparty would exceed 5% of the Fund’s net assets determined on the date the CDS is entered into.

The Funds may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price (“premium”). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Yankee Bonds: The Funds may invest in Yankee Bonds. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Yankee bonds are fixed income securities. A Fund may consider Yankee bonds to be domestic securities for purposes of their investment policies.

Yankee bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, to a limited extent, Yankee bonds also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

MANAGEMENT

The general supervision of the duties performed by the Adviser and the Sub-Advisers for the Fund under the investment advisory agreement (the “Investment Advisory Agreement”) and the Sub-Advisory Agreement is the responsibility of the Board.  The Trust currently has six Trustees.  Five Trustees have no affiliation or business connection with the Adviser or Sub-Advisers or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or Sub-Advisers.  These are the “non-interested” or “independent” Trustees (the “Independent Trustees”).  The other Trustee (the “Management Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below.  The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser.  As of the date of this SAI, the Fund Complex consists of the Trust’s [seven] funds, three other exchange-traded funds with [121] portfolios advised by the Adviser (the “Fund Family”) and [228] other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge 1/26/1958 YQA Capital Management LLC 1755 S. Naperville Rd. Suite 100 Wheaton, IL 60187	Trustee	Since 2008	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	[121]	None

Marc M. Kole 5/14/1960 c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008

Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly Assistant Vice President and Controller, Priority Health (September 2005-April 2008); formerly, Interim CFO, Priority Health (July 2006 April 2007); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)

				[121]	None

D. Mark McMillan 1/30/1963 c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Partner, Bell, Boyd & Lloyd LLP (1989-Present)	[121]	None

Philip M. Nussbaum 11/10/1961 c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008

Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002 August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)

				[121]	None

Donald H. Wilson 11/18/1959 c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008

President, Chief Operating Officer and Chief Financial Officer, AMCORE Financial, Inc. (August 2007-Present); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (February 2006-August 2007); formerly, Senior Vice President and Treasurer, Marshall & IIsley Corp. (bank holding company) (May 1995 February 2006)

				[121]	None

*                 This is the period for which the Trustee began serving the Trust.  Each Trustee serves an indefinite term, until his successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Management Trustee	Other Directorships Held by Management Trustee
H. Bruce Bond 5/5/1963 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman, President, and Trustee	Since 2007	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Manager, Nuveen Investments (April 1998-August 2002)	[121]	None

*                 This is the period for which the Trustee began serving the Trust.  Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan 10/6/1954 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Since 2008

Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly, Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson 12/23/1965 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2008

General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly; Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008); Attorney, Nyberg & Gustafson (2001-2004); Attorney, Burke, Warren, McKay & Serritella, P.C. (1997-2000)

*                 This is the period for which the Trustee/Officer began serving the Trust.  Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Prime Non-Agency RMBS Opportunity Fund (As of December 31, 2008)	Dollar Range of Equity Securities in the PowerShares Alt-A Non-Agency RMBS Opportunity Fund (As of December 31, 2008)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee Family of Investment Companies (As of December 31, 2008)

Ronn R. Bagge	None	None	Over $100,000

Marc M. Kole	None	None	Over $100,000

D. Mark McMillan	None	None	$10,000-$50,000

Philip M. Nussbaum	None	None	Over $100,000

Donald H. Wilson	None	None	Over $100,000

H. Bruce Bond	None	None	Over $100,000

As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or Distributor of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or Distributor of the Funds.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the “Retainer”).  The Trust pays $25,000 of the Retainer.  The other trusts in the Fund Family pay the remaining $170,000 of the Retainer.  Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer.  The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

Each Fund has a deferred compensation plan (the “DC Plan”), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year.  Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange Traded Fund Trust (the “Initial Trust”) or the PowerShares Exchange-Traded Fund Trust II (“Trust II”) that are offered as investment options under the DC Plan.  At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee.  The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds.  The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board of Trustees of the Trust met four times during the fiscal year ended October 31, 2008.

The Board has an Audit Committee, consisting of five Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.  Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Audit Committee.  The Audit Committee has the responsibility, among other things, to:  (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls.  During the fiscal year ended October 31, 2008, the Audit Committee held two meetings.

The Board also has a Nominating and Governance Committee consisting of five Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust.  Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee.  The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership.  The Board will consider recommendations for trustees from shareholders.  Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption “Shareholder Communications.”  During the fiscal year ended October 31, 2008, the Nominating and Governance Committee held two meetings.

The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Trust’s fiscal year ending October 31, 2009.

		Pension or Retirement
	Aggregate	Benefits accrued as part of	Total Compensation Paid
Name of Trustee	Compensation From Trust	Fund Expenses	From Fund Family
Ronn R. Bagge	$7,500	N/A	$205,000
Marc M. Kole	$7,500	N/A	$205,000
D. Mark McMillan	$7,500	N/A	$195,000
Philip M. Nussbaum	$7,500	N/A	$195,000
Donald H. Wilson	$7,200	N/A	$195,000
H. Bruce Bond	N/A	N/A	N/A

As of the date of this SAI, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund.

Shareholder Communications.  Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members).  The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee.  Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management.  Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors.  The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches.  Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the Sub-Advisers and manages or delegates to the Sub-Advisers the duties of the investment and reinvestment of, the assets of the Fund.  The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Sub-Advisers.  The Sub-Advisers manage the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Adviser.

Portfolio Managers.  The Sub-Advisers’ portfolio managers develop investment models which are used in connection with the management of the Fund.  The information below reflects the other funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories:  (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.  [As of December 31, 2008, none of the portfolio managers owned any securities of the Funds.]

As of [       ], 2009, John Anzalone, CFA, managed [   ] registered investment companies with a total of approximately $[    ] billion in assets, [   ] pooled investment vehicles with a total of approximately $[    ] billion in assets and [    ] other accounts with a total of approximately $[      ] in assets.

As of [       ], 2009, Jason Marshall managed [   ] registered investment companies with a total of approximately $[    ] billion in assets, [   ] pooled investment vehicles with a total of approximately $[    ] billion in assets and [    ] other accounts with a total of approximately $[      ] in assets.

As of [       ], 2009, David Lyle managed [   ] registered investment companies with a total of approximately $[    ] billion in assets, [   ] pooled investment vehicles with a total of approximately $[    ] billion in assets and [    ] other accounts with a total of approximately $[      ] in assets.

As of [       ], 2009, Brian Norris managed [   ] registered investment companies with a total of approximately $[    ] billion in assets, [   ] pooled investment vehicles with a total of approximately $[    ] billion in assets and [    ] other accounts with a total of approximately $[      ] in assets.

As of [       ], 2009, Clint Dudley managed [   ] registered investment companies with a total of approximately $[    ] billion in assets, [   ] pooled investment vehicles with a total of approximately $[    ] billion in assets and [    ] other accounts with a total of approximately $[      ] in assets.

                Description of Compensation Structure.  Each Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.  Invesco Institutional evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.  Each portfolio manager’s compensation consists of the following three elements:

Base Salary.  Each portfolio manager is paid a base salary.  In setting the base salary, each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other  employees of the Sub-Advisers, to participate in a year-end discretionary bonus pool.  The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of the Sub-Adviser’s investment centers.  The Compensation Committee considers investment performance and financial results in its review.  In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels.  Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components.  Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period(1)
Invesco Aim	Four-year average performance against Fund peer group.

Invesco Institutional (Except Invesco Real Estate U.S.) Invesco Global Invesco Australia Invesco Deutschland	One-, three- and five-year performance against Fund peer group.

Invesco Institutional — Invesco Real Estate U.S.	N/A

Invesco Senior Secured	N/A

Invesco Trimark	One-year performance against Fund peer group. Three- and five-year performance against entire universe of Canadian funds.

Invesco Hong Kong Invesco Asset Management	One- and three-year performance against Fund peer group.

Invesco Japan	One-, three- and five-year performance against the appropriate Micropol benchmark.

Invesco Institutional — Invesco Real Estate U.S.’s bonus is based on net operating profits of Invesco Institutional — Invesco Real Estate U.S.

(1)           Rolling time periods based on calendar year end.

Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation.  Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation  Committee of Invesco Ltd.’s Board of Directors.  Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Because the Funds are newly organized, the portfolio managers do not own shares of any of the Funds.  Because the portfolio managers of the Sub-Advisers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, the Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds.  In addition, a conflict of interest could exist to the extent that the Sub-Advisers has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Advisers’ employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Funds invest, the Sub-Advisers could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  Invesco Institutional and the Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Investment Advisory Agreement.  Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, if any, litigation expenses and other extraordinary expenses.  For its services to each Fund, each Fund has agreed to pay an annual fee equal to [    ]% of its average daily net assets (the “Advisory Fee”).

The Adviser has overall responsibility for the general management and administration of the Trust.  The Adviser provides an investment program for the Funds and manages the investment of the Funds’ assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Investment Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.  The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Funds’ outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Funds.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd., is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Sub-Advisory Agreement.  Invesco PowerShares Capital Management LLC has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Funds, pursuant to which these affiliated sub-advisers may be appointed by Invesco PowerShares Capital Management LLC from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds.  These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

•                  Invesco Aim;

•                  Invesco Deutschland;

•                  Invesco Asset Management;

•                  Invesco Japan;

•                  Invesco Australia;

•                  Invesco Global;

•                  Invesco Hong Kong;

•                  Invesco Institutional;

•                  Invesco Senior Secured; and

•                  Invesco Trimark.

The Adviser and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco.

Under the Sub-Advisory Agreement, the Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Sub-Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.  The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Funds’ outstanding voting securities on 60 days’ written notice to the

Sub-Adviser, by the Adviser on 60 days’ and not less than 30 days’ written notice to the Sub-Adviser.  For the services rendered by Invesco Institutional under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month on the basis of the Funds’ daily net asset value, using for each daily calculation the most recently determined net asset vale of the Fund.  On an annual basis, the Sub-Advisory fee is equal to [  ]% of the Adviser’s compensation of the sub-advised assets per year.

Administrator.  The Bank of New York Mellon Corporation (formerly known as the Bank of New York) (“BONY”) serves as administrator for the Fund.  Its principal address is 101 Barclay Street, New York, New York 10286.

BONY serves as administrator for the Funds pursuant to an administrative services agreement (the “Administrative Services Agreement”).  Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund.  BONY will generally assist in all aspects of the Trust’s and the Funds’ operations, including supply and maintain office facilities (which may be in BONY’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Agreement and Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.  As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transition fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liability, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

Custodian and Transfer Agent.  BONY, located at 101 Barclay Street New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the “Custodian Agreement”).  As custodian, BONY holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses.  BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement.  Further, BONY serves as Fund accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”).  As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Distributor.  Invesco Aim Distributors, Inc. (the “Distributor”) is the distributor of the Funds’ Shares.  Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.  The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Fund Shares.  Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Aggregations. The Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor.  The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated as to the Funds at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds.  The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Fund Shares.  Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository” below).

BROKERAGE TRANSACTIONS

The policies of the Adviser regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.  Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policies are to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers.  The sale of the Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser effects transactions with those broker-dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities.  If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Adviser.  In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned.  However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.  The primary consideration is prompt execution of orders at the most favorable net price.

The Adviser does not currently participate in soft dollar transactions.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act.  The Trust was organized as a Delaware statutory trust on November 6, 2007.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.”  The Trust currently is comprised of [seven] funds.  The Board of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by the Funds has a pro rata interest in the assets of the Funds.  The Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable.  Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Funds, and in the net distributable assets of the Funds on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Agreement and Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote.  The holders of the Fund Shares are required to disclose information on direct or indirect ownership of the Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of the Fund Shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders.  Shareholders owning more than 33% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose by written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons.  [As of the date of this SAI, the Adviser beneficially owned all of the voting securities of the Fund.]

Book Entry Only System.  The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for the Fund Shares.  Shares of the Funds are represented by securities registered in the name of the Depository Trust Company (“DTC”) or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. (“NYSE”), the American

Stock Exchange and FINRA.  Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust, a listing of the Shares of the Funds held by each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all the Fund Shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process.  As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Invesco Institutional.  Invesco Institutional will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.  The Board will periodically review the Funds’ proxy voting record.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31.  Form N-PX for the Fund also will be available at no charge upon request by calling 800-983-0903.  The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q.  The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.  Form N-Q for the Fund will be available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q, when available, may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.  Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 630-933-9600 or 800-983-0903 or by writing to PowerShares Actively Managed Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois, 60187.

Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings.  The Board of the Trust must approve all material amendments to this policy.  Each Fund’s portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites.  In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for the Fund Shares, together with estimates and actual Cash Components, is publicly disseminated daily prior to the opening of the [           ] via the National Securities Clearing Corporation (“NSCC”).  The basket represents one Creation Unit of each Fund.  The Trust, the Adviser, the Sub-Advisers and the [           ]  will not disseminate non-public information concerning the Trust.

Codes of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, the Sub-Advisers and the principal underwriter (collectively the “Codes”).  The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser, the Sub-Advisers and the Distributor (“Access Persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Funds.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.  The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation.  The Trust will issue and sell Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Transfer Agent, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business.  As of the date of this SAI, the NYSE observes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s

☒

Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Creation Units of the Funds will be sold for cash only, calculated based on the NAV per share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a fixed transaction fee as discussed below or, at their discretion, the Funds may permit or require Creation Units to be issued in-kind.  If in-kind Creations are permitted or required, an investor must deposit a designated portfolio of securities (“Deposit Securities”) and a cash payment referred to as the “Cash Component.”  The Cash Component represents the difference between the NAV of a Creation Unit as the Market Value of Deposit Securities.

The Cash Component is sometimes also referred to as the “Balancing Amount.”  The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below).  The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” an amount equal to the market value of the Deposit Securities.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component.  If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.  The Deposit Cash and/or Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represent the minimum initial and subsequent investment amount for a Creation Unit.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of each Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within each Fund from time to time by the Adviser, with a view to the investment objective of each Fund.  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or any other relevant reason.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of each Fund.

Creations and redemptions of Shares for the Fund Securities are subject to compliance with applicable federal and state securities laws, and each Fund (whether or not they otherwise permit cash redemptions) reserves the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or each Fund could not lawfully deliver specific Fund Securities under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  An Authorized Participant that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Procedures for Creation of Creation Unit Aggregations.  To be eligible to place orders with the Transfer Agent and to create a Creation Unit Aggregation of each Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Principal Underwriter, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below).  A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.”  Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement.  All the Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Transfer Agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of each Fund as next determined on such date after receipt of the order in proper form.  In the case of custom orders, including orders requesting substitution of a “cash-in-lieu” amount, generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time on the trade date.  A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason.  The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.”  Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections).  Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant.  In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required.  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of each Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement.  In such cases there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date.  Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.  Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC.  Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement.  The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order.  Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent.  An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor.  A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC.  The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date.  An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.  However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled.  Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component.  The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant), if any. (See the “Creation Transaction Fee” section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities.  To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities.  Authorized Participants will be liable to the Trust and each Fund for the costs incurred by the Trust in connection with any such purchases.  These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust.  In addition, a transaction fee, as listed below, will be charged in all cases.  The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Acceptance of Orders for Creation Unit Aggregations.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of each Fund if:  (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and the Adviser make it for all practical purposes impossible to process creation orders.  Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Transfer Agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.  The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person.  The Trust, the Custodian, any sub-custodian and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  Investors will be required to pay a fixed creation transaction fee, described below, payable to each Fund regardless of the number of creations made each day.  An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for creations effected outside the Clearing Process, if any.  Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for each Fund is $[         ].  The Maximum Creation/Redemption Transaction Fee for the Fund is $[         ].

Redemption of the Fund Shares in Creation Units Aggregations.  The Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day.  The Funds will not redeem Shares in amounts less than Creation Unit Aggregations.  The Funds will redeem Creation Units for cash or, at their discretion, the Funds may permit or require Creation Units to be redeemed in-kind.  For in-kind redemptions, beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day.  The Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless in-kind redemptions are available or specified for each Fund, the redemption proceeds for a Creation Unit Aggregation will consist of cash.  For in-kind redemptions, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below.  In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of each Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by each Fund.  An additional variable charge for cash redemptions for each Fund may be imposed.  Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.  Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services.  The redemption transaction fees for each Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement.  Investors other than Authorized Participants are responsible for making arrangements for an order to redeem to be made through an Authorized Participant.  An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if; (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of each Fund as next determined.  An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day.  The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement.  A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of the Fund Shares directly through DTC.  An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern time for any Cash Component, if any owed to each Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of each Fund, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible.  Such undertaking shall be secured by the Authorized Participant to deliver the missing Shares as soon as possible.  Such understanding shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value (marked-to-market daily) at least equal to 115% of the value of the missing Shares, which the Adviser may change from time to time.  The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant.  The Authorized Participant’s agreement will permit the Trust on behalf of the affected Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under the section “Determination of NAV” and computed on the Business Day on which a redemption order is deemed received by the Trust.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern Time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset each Fund’s brokerage and other transaction costs associated with the disposition of the Fund Securities).  Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.  Redemptions of the Fund Shares for the Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The chart below describes in further detail the placement of creation and redemption orders outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET)	No action.	No action.	Creation Unit Aggregations will be delivered.

Order must be Received by the Distributor.

Custom Orders	3:00 p.m. (ET)	No action.	No action.	Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Order must be received by the Distributor.

Orders received after 3:00 p.m. (ET) will be treated as standard orders.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Creation Unit

	Order in proper form must be received by the Distributor.	Deposit Securities must be received by the Fund’s account through DTC.		Aggregations will be delivered.

2:00 p.m. (ET)

Cash Component must be received by the Custodian.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	1:00 p.m. (ET)

	Order in proper form must be received by the Distributor.	Available Deposit Securities.		Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities.

		Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market Value of the undelivered Deposit Securities.		Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Creation Unit Aggregations will be delivered.

	Order in proper form must be received by the Distributor.	Deposit Securities must be received by the Fund’s account through DTC.

	Orders received after 3:00 p.m. (ET) will be treated as standard orders.	2:00 p.m. (ET)

Cash Component must be received by the Custodian.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET)	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Order must be Received by the Transfer Agent.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

Custom Orders	3:00 p.m. (ET)	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Order must be received by the Transfer Agent.

Orders received after 3:00 p.m. (ET) will be treated as standard orders.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

	Order must be received by the Transfer Agent.	Fund shares must be delivered through DTC to the Custodian.

	Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	2:00 p.m. (ET)

Cash Component, if any, is due.

* If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.

Custom Orders	3:00 p.m. (ET)	11:00 a.m. (ET)	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

	Order must be received by the Transfer Agent.	Fund shares must be delivered through DTC to the Custodian.

	Orders received after 3:00 p.m. (ET) will be treated as standard orders.	2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.

TAXES

Each Fund intends to qualify for and to elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders.  To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-tem capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.  If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earns and profits.

Each Fund is treated as a separate corporation for federal income tax purposes.  Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.  Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year.  Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to section 351 of the Code, such Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

[Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and swaps, options and futures contracts.  Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term.  The application of these special rules would therefore also affect the character of distributions made by each Fund.  Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.]

Distributions from a Fund’s net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income.  Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.  Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011.  In addition, for these tax years, some ordinary dividends declared and paid by a Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.  Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.  Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction.  In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed a Fund’s current and accumulated earnings and profit, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her Shares, and thereafter as gain from the sale of Shares.  The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss.  A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of.  In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss.  Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.  Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from long-term capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of a non-corporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.  Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates. Furthermore, for taxable years beginning before January 1, 2010, the Funds may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend.”  An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met.  A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.  Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”).  Generally,

shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number.  When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning.  Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws.  Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof.  Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

BONY calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open.  NAV is calculated by deducting all of the Funds’ liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent.  All valuations are subject to review by the Trust’s Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange on which the security is primarily traded. The NAV for the Fund will be calculated and disseminated daily. The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current value of the Deposit Securities based on their then current market price and the estimated Cash Component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association.

If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Money market securities maturing in 60 days or less will be valued at amortized cost. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in each Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. The Adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that fair value determined for each security is materially different than the value that could be realized upon the sale of that security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies.  Dividends from net investment income, if any, are declared and paid [quarterly] by each Fund.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis.  The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on the Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service.  Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions.  Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein.  Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.  Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm.                  ,                    , serves as the Fund’s independent registered public accounting firm.          audit the Fund’s financial statements and perform other related audit services.

Appendix A

 Proxy policy applies to the following:

Invesco Institutional (N.A.), Inc.

Invesco Global Asset Management (N.A.), Inc.

Invesco Senior Secured Management, Inc.

PROXY VOTING POLICIES

AND

PROCEDURES

April 1, 2006

GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, “INVESCO”), each has responsibility for making investment decisions that are in the best interests of its clients.  As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients’ assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

PROXY VOTING POLICIES

Voting of Proxies

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

Best Economic Interests of Clients

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS Services

INVESCO has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider, to vote INVESCO’s clients’ proxies according to ISS’s proxy voting recommendations.  In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility.  On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO’s clients.  This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS.  ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines.  If INVESCO receives proxy materials in connection with a client’s account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account.  In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

Proxy Committee

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process.  A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote.  The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO.  The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO.  The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation.  In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote.  The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS Recusal

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies.  In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS’s general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

Override of ISS Recommendation

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients.  In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee.  Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

(1)                                  describe any real or perceived conflict of interest,

(2)                                  discuss any procedure used to address such conflict of interest,

(3)                                  report any contacts from outside parties (other than routine communications from proxy solicitors), and

(4)                                  include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

Certain Proxy Votes May Not Be Cast

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies.  For example, proxy voting in certain countries outside the United States requires share blocking.   Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary.  During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank.  In addition, voting certain international securities may involve unusual costs to clients.  In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided.   In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities.  INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply.  If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client.  The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

Proxy Voting Records

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative.  Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

CONFLICTS OF INTEREST

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies.  Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote.  In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO (“INVESCO person”), the interests of INVESCO’s clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO’s affiliates.

Accordingly, each INVESCO person must not put “personal benefit,” whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO’s clients.  “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate.  It is imperative that each of INVESCO’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote.  Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

•                  Business Relationships — where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

•                  Personal Relationships — where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•                  Familial Relationships — where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients’ funds are invested in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee.  However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy.  In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation.  A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies.  The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee.  In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s

Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required.  In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships).  After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS’s website at www.issproxy.com.  From this website, click on ISS Governance Services tab, next click on “Policy Gateway”, next click on “2008 Policy Information”, and then click on “Download 2008 U.S. Proxy Voting Guidelines Summary.”

APPENDIX A

ACKNOWLEDGEMENT AND CERTIFICATION

I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof.  I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise.  I have complied with all provisions of this Policy.

Print Name

Date	Signature

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

(a)	Agreement and Declaration of Trust of the Registrant dated November 7, 2007.*

(b)	By-Laws of the Registrant.*

(d)

	(1)	Form of Investment Advisory Agreement between the Registrant and PowerShares Capital Management LLC.*
	(2)	Form of Investment Sub-Advisory Agreement between AER Advisors, Inc. and PowerShares Capital Management LLC.*
	(3)	Form of Investment Sub-Advisory Agreement between Invesco Institutional (N.A.), Inc. and PowerShares Capital Management LLC. *
	(4)	Form of Investment Sub-Advisory Agreement between Sub-Advisers and Invesco PowerShares Capital Management LLC.**

(g)	(1)	Form of Custody Agreement.*

(h)

	(1)	Form of Fund Administration and Accounting Agreement.*
	(2)	Form of Participant Agreement (equity).*
	(3)	Form of Participant Agreement (fixed income).*
	(4)	Form of Subscription Agreement.*
	(5)	Form of Fund Transfer Agency Agreement. *

(i)

(1)

Opinion and Consent of Clifford Chance US LLP, with respect to PowerShares Active AlphaQ Fund, PowerShares Active Alpha Multi-Cap Fund, PowerShares Active Mega Cap Fund and PowerShares Active Low Duration Fund.*

	(2)	Opinion and Consent of Clifford Chance US LLP with respect to PowerShares Active U.S. Real Estate Fund.**
	(3)	Opinion and Consent of Clifford Chance US LLP with respect to PowerShares Prime Non-Agency RMBS Opportunity Fund and PowerShares Alt-A Non-Agency RMBS Opportunity Fund, to be filed by amendment.

(j)

(1)

Consent of Independent Registered Public Accounting Firm, with respect to PowerShares Active AlphaQ Fund, PowerShares Active Alpha Multi-Cap Fund, PowerShares Active Mega Cap Fund and PowerShares Active Low Duration Fund.*

	(2)	Consent of Independent Registered Public Accounting Firm with respect to PowerShares Active U.S. Real Estate Fund. **
(3)

Consent of Independent Registered Public Accounting Firm with respect to PowerShares Prime Non-Agency RMBS Opportunity Fund and PowerShares Alt-A Non-Agency RMBS Opportunity Fund, to be filed by amendment.

(p)

	(1)	Code of Ethics of the Registrant and PowerShares Capital Management LLC.*
	(2)	Code of Ethics of A I M Distributors, Inc.*
	(3)	Code of Ethics of AER Advisors, Inc.*
	(4)	Code of Ethics of Invesco Institutional (N.A.), Inc.*

Other.

(q)	Powers of Attorney.*

* Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed on March 24, 2008.

** Incorporated by reference to Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, filed on October 31, 2008.

Item 24. Persons Controlled by or Under Common Control with the Fund.

PROVIDE A LIST OR DIAGRAM OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT. FOR ANY PERSON CONTROLLED BY ANOTHER PERSON, DISCLOSE THE PERCENTAGE OF VOTING SECURITIES OWNED BY THE IMMEDIATELY CONTROLLING PERSON OR OTHER BASIS OF THAT PERSON’S CONTROL. FOR EACH COMPANY, ALSO PROVIDE THE STATE OR OTHER SOVEREIGN POWER UNDER THE LAWS OF WHICH THE COMPANY IS ORGANIZED.

None.

Item 25. Indemnification.

STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE REGISTRANT IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

Reference is made to Article IX of the Registrant’s Declaration of Trust:

The Registrant (also, the “Trust”) is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated November 7, 2007 (the “Declaration of Trust”), that subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 26. Business and Other Connections of the Investment Adviser.

DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE IN WHICH THE INVESTMENT ADVISER AND EACH DIRECTOR, OFFICER OR PARTNER OF THE INVESTMENT ADVISER, IS OR HAS BEEN, ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE. (DISCLOSE THE NAME AND PRINCIPAL BUSINESS ADDRESS OF ANY COMPANY FOR WHICH A PERSON LISTED ABOVE SERVES IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE, AND THE NATURE OF THE RELATIONSHIP.)

Reference is made to the caption “Management of the Funds” in the Prospectus constituting Part A which is included in this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is included in this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF THE FUND’S INVESTMENT ADVISER AND SUB-ADVISERS:

The information as to the trustees and executive officers of PowerShares Capital Management LLC is set forth in PowerShares Capital Management LLC’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

The information as to the trustees and executive officers of AER Advisors, Inc is set forth in AER Advisors, Inc.’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

The information as to the trustees and executive officers of Invesco Institutional (N.A.), Inc. is set forth in Invesco Institutional (N.A.), Inc.’s Form ADV, as filed with the Securities and Exchange Commission and amended through the date hereof, is incorporated herein by reference.

Item 27. Principal Underwriters.

The sole principal underwriter for the Fund is A I M Distributors, Inc. which acts as distributor for the Registrant and the following other funds:

AIM CORE ALLOCATION PORTFOLIO SERIES

Series C

Series M

AIM COUNSELOR SERIES TRUST

AIM Floating Rate Fund

AIM Multi-Sector Fund

AIM Select Real Estate Income Fund

AIM Structured Core Fund

AIM Structured Growth Fund

AIM Structured Value Fund

AIM EQUITY FUNDS

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Diversified Dividend Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM FUNDS GROUP

AIM Basic Balanced Fund

AIM European Small Company Fund

AIM Global Value Fund

AIM International Small Company Fund

AIM Mid Cap Basic Value Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM GROWTH SERIES

AIM Basic Value Fund

AIM Conservative Allocation Fund

AIM Global Equity Fund

AIM Growth Allocation Fund

AIM Income Allocation Fund

AIM Independence New Fund

AIM Independence 2010 Fund

AIM Independence 2020 Fund

AIM Independence 2030 Fund

AIM Independence 2040 Fund

AIM Independence 2050 Fund

AIM International Allocation Fund

AIM Mid Cap Core Equity Fund

AIM Moderate Allocation Fund

AIM Moderate Growth Allocation Fund

AIM Moderately Conservative Allocation Fund

AIM Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS

AIM Asia Pacific Growth Fund

AIM European Growth Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM International Core Equity Fund

AIM International Growth Fund

AIM INVESTMENT FUNDS

AIM China Fund

AIM Developing Markets Fund

AIM Global Health Care Fund

AIM International Total Return Fund

AIM Japan Fund

AIM Libor Alpha Fund

AIM Trimark Endeavor Fund

AIM Trimark Fund

AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

AIM Global Real Estate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Municipal Bond Fund

AIM Real Estate Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

AIM SECTOR FUNDS

AIM Energy Fund

AIM Financial Services Fund

AIM Gold & Precious Metals Fund

AIM Leisure Fund

AIM Technology Fund

AIM Utilities Fund

 AIM SUMMIT FUND

AIM TAX-EXEMPT FUNDS

AIM High Income Municipal Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM TREASURER’S SERIES TRUST

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Basic Balanced Fund

AIM V.I. Basic Value Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Capital Development Fund

AIM V.I. Core Equity Fund

AIM V.I. Diversified Income Fund

AIM V.I. Dynamics Fund

AIM V.I. Financial Services Fund

AIM V.I. Global Health Care Fund

AIM V.I. Global Real Estate Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Large Cap Growth Fund

AIM V.I. Leisure Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Money Market Fund

AIM V.I. Small Cap Equity Fund

AIM V.I. Technology Fund

AIM V.I. Utilities Fund

SHORT-TERM INVESTMENT TRUST

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assests Portfolio

STIC Prime Portfolio

Treasury Portfolio

TAX-FREE INVESTMENTS TRUST

Tax-Free Cash Reserve Portfolio

NAME AND PRINCIPAL	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*	REGISTRANT	UNDERWRITER
Gary K. Wendler	None	Director
John M. Zerr	None	Director, Senior Vice President, Secretary and Chief Legal Officer
John Cooper	None	Executive Vice President
Brian Lee	None	Executive Vice President
Philip A. Taylor	None	Director

* The principal business address for all directors and executive officers is A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED DIRECTLY, OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON:

Not applicable.

Item 28. Location of Accounts and Records.

STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PRINCIPAL POSSESSION OF EACH ACCOUNT, BOOK OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY SECTION 31(A) OF THE 1940 ACT [15 U.S.C. 80A-30(A)] AND THE RULES UNDER THAT SECTION.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York.

Item 29. Management Services.

PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR PART B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM, FOR THE FUND’ S LAST THREE FISCAL YEARS.

Not applicable.

Item 30. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 16th day of January, 2009.

PowerShares Actively Managed Exchange-Traded Fund Trust

By:	/s/ H. Bruce Bond
Title: H. Bruce Bond, President and Chairman

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ H. Bruce Bond	President and Chairman	January 16, 2009
H. Bruce Bond

/s/ Bruce T. Duncan	Chief Financial Officer, Treasurer and Secretary	January 16, 2009
Bruce T. Duncan

*/s/ Ronn R. Bagge	Trustee	January 16, 2009
Ronn R. Bagge

*/s/ Marc M. Kole	Trustee	January 16, 2009
Marc M. Kole

*/s/ D. Mark McMillan	Trustee	January 16, 2009
D. Mark McMillan

*/s/ Philip M. Nussbaum	Trustee	January 16, 2009
Philip M. Nussbaum

*/s/ Donald H. Wilson	Trustee	January 16, 2009
Donald H. Wilson

*By: /s/ Stuart M. Strauss	January 16, 2009
Stuart M. Strauss
Attorney-In-Fact